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Exhibit 10.30



                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of this 13/th/ day of September, 2002 by and among ION Networks, Inc., a Delaware corporation (the "Company"), and the "Investors" named in that certain Purchase Agreement by and among the Company and the Investors (the "Purchase Agreement") dated as of the date hereof.

     The parties hereby agree as follows:

     1. Certain Definitions.

          Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

          "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

          "Common Stock" shall mean the Company's common stock, par value $.001 per share.

          "Investor" shall mean any holder of outstanding Registrable Securities or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

          "Investors" shall mean the Investors as defined in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Registrable Securities.

          "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

          "Registrable Securities" shall mean all of the following to the extent the same have not been sold to the public (i) any and all shares of Common Stock of the Company, either currently issued or issuable upon conversion of shares of the Company's Series A Convertible

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Preferred Stock or (ii) stock issued in respect of the stock referred to in (i)
as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (i) sold by a person in a transaction in which his rights under this Agreement are not properly assigned; or (ii) (A) sold pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) if such security is eligible for sale by the Investors pursuant to Rule 144(k).

          "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          "SEC" means the U.S. Securities and Exchange Commission.

          "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2. Registration.

               (a)   Piggyback Registration.

               (i) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its stockholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 (as promulgated under the 1933 Act, or such successor rule) transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will: (x) give to each Investor written notice thereof as soon as practicable prior to filing the registration statement and (y) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Investor or Investors, except as set forth in subsection (a)(ii) below.

               (ii) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to subsection 2(a)(i). In such event, the right of any Investor to registration pursuant to Section 2 shall be conditioned upon such Investor's participation in such underwriting and the inclusion of such Investor's Registrable Securities in the underwriting to the extent provided herein. All Investors proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or

                                       -2-

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underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter, in its sole discretion, may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Investors and the other Investors distributing their securities through such underwriting pursuant to piggyback registration rights similar to those in this Section 2, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Investors and other holders in the sole discretion of the managing underwriter. If any Investor disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Investors may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Investors who have included Registrable Securities in the registration the right to include additional Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (b)   Demand Registration.

               (i)   If a registration statement has not been filed pursuant to
Section 2(a) above before April 1, 2003, then, upon the written request of the Required Investors ("Demand"), the Company shall prepare and file with the SEC no later than thirty (30) days after receipt of such written request one registration statement (the "Registration Statement") covering the resale of the Registrable Securities in an amount at least equal to the number of shares of Common Stock issuable upon the conversion of the Preferred Stock. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission.

               (c) Expenses. The Company will pay all expenses associated with each registration (whether pursuant to Section 2(a) or Section 2(b) hereof), including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees and the Investors' reasonable expenses in connection with the registration (not to exceed $5,000 in the aggregate for all Investors), but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

               (d)   Effectiveness.

               (i) The Company shall use commercially reasonable efforts to have the Registration Statement declared effective within sixty (60) days of filing such Registration Statement with the SEC.

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               (ii)  For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by (i) postponing the filing of any Registration Statement required by Section 2(b)(ii), or (ii) suspending the use of any Prospectus included in any registration contemplated by this Section in a Registration Statement which has been declared effective, containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

               (e) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(b) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Required Investors.

     3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

               (a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective (subject to Allowed Delays) for a period that will terminate upon the earlier of
(i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k);

               (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) (subject to Allowed Delays) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

               (c) provide copies to and permit counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

               (d) furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of

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correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

               (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

               (f) if required by the underwriter, or if any Investor is described in the Registration Statement as an underwriter, the Company shall furnish, on the effective date of the Registration Statement (except with respect to clause (i) below) and on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (including any Investor deemed to be an underwriter), (i)
(A) in the case of an underwritten offering, an opinion, dated as of the closing date of the sale of Registrable Securities to the underwriters, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors participating in such underwritten offering or (B) in the case of an "at the market" offering, an opinion, dated as of or promptly after the effective date of the Registration Statement to the Investors, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in a public offering, addressed to the Investors, and (ii) a "comfort" letter, dated as of the effective date of such Registration Statement and confirmed as of the applicable dates described above, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (including any Investor deemed to be an underwriter);

               (g) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

               (h) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

               (i) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange,

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interdealer quotation system, over-the-counter market or other market on which similar securities issued by the Company are then listed;

                    (j) immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of any such holder and if an Allowed Delay is not then in effect, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                    (k) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act (for the purpose of this subsection 3(k), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

                    (l) With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the shares of Common Stock issued or issuable upon the conversion of the Preferred Stock purchased by the Investors pursuant to the Purchase Agreement may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the shares of Common Stock issued or issuable upon the conversion of the Preferred Stock purchased by the Investors pursuant to the Purchase Agreement shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any shares of Preferred Stock or of Common Stock issued upon the conversion of the Preferred Stock purchased by them pursuant to the Purchase Agreement, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company's most recent Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB (or comparable forms), and (C) such other information as may be reasonably requested in order to avail such Investor of Rule 144 or any other rule or regulation of the SEC that permits the selling of any such shares of Common

                                      -6-

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Stock without registration.

         4. Obligations of the Investors.

               The Investors shall have the following obligations in connection with any piggyback registration pursuant to Section 2(a) hereof or any demand registration pursuant to Section 2(b) hereof.

                    (a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any registration statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in such registration statement. An Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such registration statement if such Investor elects to have any of the Registrable Securities included in the registration statement.

                    (b) Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a registration statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such registration statement.

                    (c) In the event the Company, at the request of the Investors, determines to engage the services of an underwriter, such Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

                    (d) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to
Section 2(d)(ii) or (ii) the happening of an event pursuant to Section 3(j) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

                    (e) No Investor may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii)

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completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Investor shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities.

         5. Indemnification.

                    (a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, member, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor's behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or actions in respect thereof): (x) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus or (y) arises out of or is due to the actions or (inactions) of such Investor in performance of his or her duties on behalf of the Company.

                    (b) Indemnification by the Investors. In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees,

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stockholders and each person who controls the Company (within the meaning of the
1933 Act) against any losses, claims, damages, liabilities and expense
(including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

                    (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                    (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

         6. Miscellaneous.

                    (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors (as defined in the Purchase Agreement).

                    (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

                    (c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and an opinion of legal counsel in form and substance reasonably satisfactory to the Company.

                    (d) Assignments and Transfers by the Company. The Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Investors, after notice duly given by the Company to each Investor.

                    (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                    (f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

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                    (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                    (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

                    (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                    (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                    (k) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

               IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                                ION NETWORKS, INC.



                                            By:____________________________
                                            Name:
                                            Title:


The Investors:                              Jonathan Brown


                                            By:____________________________


                                            Stephen Deixler


                                            By:____________________________


                                            Baruch Halpern and Shoshana Halpern


                                            By:____________________________


                                            By:____________________________


                                            Frank Russo


                                            By:____________________________


                                            Cameron Saifi


                                            By:____________________________

                                            Kam Saifi


                                            By:____________________________


                                            Alexander Stark


                                            By:____________________________


                                            William Whitney


                                            By:____________________________